Exhibit 10.4

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO THE OFFER AND SALE OF SHARES BY THE ISSUER IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(A)(2) OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SHARES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD BY THE ISSUER IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(A)(2) OF THE SECURITIES ACT. THE SHARES CONSTITUTE “RESTRICTED SECURITIES” AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

For value received and subject to the terms and conditions set forth herein, ads-tec Energy PLC, a public limited company incorporated under the laws of Ireland (the “Company”), shall issue to [ ● ] (the “Subscriber”), and the Subscriber shall subscribe for from the Company, up to the Maximum Share Amount (as defined below) of duly authorized, validly issued, fully paid, and nonassessable ordinary shares, par value $0.0001 per share (“Ordinary Shares”) of the Company, at a purchase price of $1.00 per Ordinary Share (subject to adjustment as provided herein, the “Exercise Price”). Certain capitalized terms used herein are defined in Section 1 hereof.

1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Subscription Shares in respect of which the Subscriber is subscribing pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Business Day” means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close.

“Exercise Date” means the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Eastern time, on a Business Day, including, without limitation, the receipt by the Company of the Subscription Notice and the Aggregate Exercise Price.

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Maximum Share Amount” means [ ● ] Ordinary Shares, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.

“Subscription Shares” means the Ordinary Shares issuable upon delivery of a Subscription Notice.

2. Term. Subject to the terms and conditions hereof, at any time or from time to time after the date of this Agreement and prior to 5:00 p.m., Eastern time, on 31 December 2029, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Subscriber may subscribe for all or any part of the Subscription Shares issuable hereunder, up to the Maximum Share Amount (subject to adjustment as provided herein).

3. Exercise of Subscription.

(a) Exercise Procedure. Subscriber may subscribe, from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Subscription Shares, upon:

(i) Delivery of an exercise notice in the form attached hereto as Exhibit A, (each, a “Subscription Notice”), duly completed (including specifying the number of Subscription Shares to be subscribed for) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c) Delivery of Share Certificates. Upon receipt by the Company of the Subscription Notice and payment of the Aggregate Exercise Price (in accordance with Section 3(b) hereof), the Company shall, as promptly as practicable, and in any event within 10 Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Subscriber a certificate or certificates representing the Subscription Shares. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Subscriber shall reasonably request in the Subscription Notice and shall be registered in the name of the Subscriber or, subject to compliance with Section 4 below, such other Person’s name as shall be designated in the Subscription Notice.

(d) Valid Issuance of Subscription Shares; Payment of Taxes. The Company hereby represents, covenants, and agrees:

(i) All Subscription Shares issuable pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Subscription Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens, and charges.

(ii) The Company shall make commercially reasonable efforts to ensure that all such Subscription Shares are issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which the Ordinary Shares or other securities constituting Subscription Shares may be listed at the time of such exercise (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance).

(iii) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Subscription Shares; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Subscription Shares to any Person other than the Subscriber, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(e) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares or other securities constituting the Subscription Shares, solely for the purpose of issuance of the maximum number of Subscription Shares, and the par value per Subscription Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Subscription Shares above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares pursuant to this Agreement.

4. Transfer. This Agreement and all rights hereunder are not transferable, in whole or in part, by the Subscriber without the prior written consent of the Company; provided, however, that the Subscriber may, without the prior written consent of the Company, transfer or assign this Agreement and all rights hereunder, in whole or in part, to any affiliate of the Subscriber. Any such permitted transferee or assignee shall assume in writing all obligations of the Subscriber under this Agreement, shall provide to the Company such certifications and documentation as the Company may reasonably require to establish compliance with applicable securities laws (including, without limitation, a written certification that the transferee is not a U.S. Person and is not acquiring rights under this Agreement for the account or benefit of a U.S. Person), and the Subscriber shall promptly notify the Company of any such transfer or assignment. No transfer or assignment pursuant to this Section 4 shall relieve the Subscriber of its obligations hereunder unless expressly agreed by the Company in writing. No transfer or assignment of this Agreement or any rights hereunder shall be made except in compliance with all applicable securities laws, including the Securities Act. Any purported transfer in violation of this Section 4 shall be void and of no effect.

5. Subscriber Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Subscriber of the Subscription Shares to which the Subscriber is then entitled to receive, the Subscriber shall not be entitled to vote or receive dividends or be deemed the holder of any capitalized shares of the Company for any purpose, nor shall anything contained in this Agreement be construed to confer upon the Subscriber, as such, any of the rights of a shareholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issuance of shares, reclassification of shares, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Agreement shall be construed as imposing any liabilities on the Subscriber to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Subscriber agrees that such Subscriber shall not offer, sell, or otherwise dispose of any Subscription Shares to be issued except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). All share certificates for Subscription Shares issued under this Agreement shall be stamped or imprinted with a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THE OFFER AND SALE OF SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b) Representations of the Subscriber. The Subscriber specifically represents and warrants, as of the date hereof and as of each Exercise Date (except where a representation or warranty speaks as of a specific date), to the Company as follows:

(i) The Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Subscriber is acquiring the Subscription Shares for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Subscription Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Subscriber understands and acknowledges that the Subscription Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Subscriber represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Notwithstanding the foregoing, the Company hereby covenants and agrees that, pursuant to a Registration Rights Agreement to be entered into between the Company and Subscriber in substantially the form attached as Exhibit B hereto, it shall file with the U.S. Securities and Exchange Commission one or more registration statements covering the resale of the Subscription Shares by Subscriber as soon as reasonably practicable after the filing of the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2025 (the “2025 Form 20-F”) and following the issuance of the Subscription Shares (each, a “Registration Statement”). Upon the effectiveness of any such Registration Statement, the Subscription Shares covered thereby shall no longer constitute “restricted securities” for purposes of the Securities Act, and the restrictive legend set forth in Section 6(a) shall no longer apply to such Subscription Shares and shall be removed.

(iii) The Subscriber acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Subscription Shares. The Subscriber has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Subscription Shares and the business, properties, prospects, and financial condition of the Company.

(c) Company Covenants. The Company covenants and agrees that (i) it shall refuse to register any transfer of the subscription rights or the Subscription Shares not made in accordance with the provisions of Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration under the Securities Act; (ii) it shall place or cause to be placed stop-transfer instructions with its transfer agent with respect to the subscription rights and the Subscription Shares to enforce the transfer restrictions set forth in this Agreement until such restrictions are no longer applicable; and (iii) it shall include the applicable legends set forth in Section 6(a) on all certificates or book-entry statements representing Subscription Shares issued upon exercise hereunder until such legends are no longer required under applicable law.

7. Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent if to the Company, at the addresses indicated below and if to the Subscriber, at the address indicated on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7).

If to the Company:	ads-tec Energy PLC
10 Earlsfort Terrace
Dublin 2, D02 T380 Ireland
Attention: Torsten Klee
T.Klee@ads-tec-energy.com

ads-tec Energy GmbH
with copies to:	Heinrich-Hertz-Straße 1
72622 Nürtingen, Germany

Arthur Cox LLP
Dublin 2, D02 T380 Ireland
Attention: Connor Manning
Email: connor.manning@arthurcox.com

8. Cumulative Remedies. Except to the extent expressly provided in Section 5 to the contrary, the rights and remedies provided in this Agreement are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

9. Equitable Relief. Each of the Company and the Subscriber acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

10. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and any other documents, the statements in the body of this Agreement shall control.

11. Successor and Assigns. This Agreement and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Subscriber. Such successors or permitted assigns of the Subscriber shall be deemed to be a Subscriber for all purposes hereunder.

12. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Company and the Subscriber and their respective successors and, in the case of the Subscriber, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.

13. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

14. Amendment and Modification. Waiver. Except as otherwise provided herein, this Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Subscriber of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

15. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Ireland without giving effect to any choice or conflict of law provision or rule (whether of Ireland or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of Ireland.

17. Submission to Jurisdiction. Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the courts of Ireland, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

18. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

20. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date hereof.

THE COMPANY

ads-tec Energy PLC

By:
Name:	Torsten Klee
Title:	Chief Financial Officer

[ ● ]

By:
Name:	[ ● ]
Address:	[ ● ]
Phone:	[ ● ]
Email:	[ ● ]

EXHIBIT A

EXERCISE NOTICE

To: ads-tec Energy PLC, an Irish public limited company (the “Company”)

Dated:

The undersigned, pursuant to the provisions set forth in that certain Subscription Agreement, by and between the Company and the Subscriber dated as of ___________________ (the “Agreement”), hereby irrevocably elects to subscribe for ___________________ Subscription Shares covered by such Agreement and herewith makes payment of $___________________, representing the full exercise price for such Subscription Shares at the price of $1.00 per Subscription Share. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

The undersigned acknowledges that it has reviewed the representations and warranties set forth as Annex I to this Subscription Notice, which representations and warranties are incorporated herein by reference and by its signature below hereby makes such representations and warranties to the Company.

ACKNOWLEDGED AND AGREED TO BY

[ ● ]

By:
Name:	[ ● ]
Address:	[ ● ]
Phone:	[ ● ]
Email:	[ ● ]

Annex I

The undersigned hereby represents and warrants to the Company and acknowledges that: (i) it is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) the undersigned has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (iii) the undersigned has reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Company and has had answered to its satisfaction any and all questions regarding such information, including with respect to the equity and debt capitalization of the Company; (iv) the undersigned is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (v) the undersigned is acquiring securities of the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (vi) other than as expressly set forth in the Agreement, neither the Company nor any of its representatives or agents has made any representation or warranty to the undersigned regarding the financial condition or prospects of the Company or otherwise relating to its investment in the Company; (vii) the offer and sale of the securities of the Company has not been registered under the Securities Act or securities laws of any jurisdiction and cannot be disposed of unless such offer and sale is subsequently registered or qualified under applicable securities laws (or exempt therefrom) and the provisions of this Subscription Notice have been complied with; (viii) to the extent applicable, the execution, delivery and performance of this Subscription Notice have been duly authorized by the undersigned and do not require the undersigned to obtain any material consent or approval that has not been obtained and do not contravene in any material respect or result in a default under any provision of any law or regulation applicable to the undersigned or other governing documents or any agreement or instrument to which the undersigned is a party or by which the undersigned is bound; (ix) the determination of the undersigned to subscribe for securities of the Company has been made by the undersigned independent of any other equity holder in the Company and independent of any statements or opinions as to the advisability of such subscription, which may have been made or given by any other equity holder or by any agent or employee of any other equity holder; (x) the undersigned is not subscribing for the securities of the Company pursuant to a general solicitation or general advertising; and (xi) this Subscription Notice is valid, binding and enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or applicable equitable principles (whether considered in proceeding at law or in equity).

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT